UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 13, 2010

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 27, 2007, OSI Systems, Inc. (the “Company”) entered into a certain Credit Agreement with Wachovia Bank, N.A., as administrative agent for several lending banks and other financial institutions (the “Credit Agreement”) and filed the Credit Agreement as Exhibit 10.1 to Current Report on Form 8-K, dated July 30, 2007, along with a brief description of the terms and conditions of the Credit Agreement that are material to the Company. At the request of the U.S. Securities and Exchange Commission (“SEC”), the Company is hereby re-filing the Credit Agreement (with portions omitted and submitted separately to the SEC pursuant to a request for confidential treatment), as Exhibit 10.1 to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Credit Agreement between OSI Systems, Inc. and Wachovia Bank, dated July 27, 2007.*

*	Portions of this Exhibit 10.1 have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and submitted separately to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: April 13, 2010

	By:	/s/ Alan Edrick
Alan Edrick
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Credit Agreement between OSI Systems, Inc. and Wachovia Bank, dated July 27, 2007.

*	Portions of this Exhibit 10.1 have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and submitted separately to the SEC.